UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 4, 2010, the Company issued a press release containing financial results for the quarter ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a teleconference and webcast at 10:00 a.m. MDT on Tuesday, May 4, 2010 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com) by clicking on “2010 First Quarter Results webcast”. The Company also plans to have slides, which will be posted and available at approximately 6:00 a.m. MDT on May 4, 2010 on our homepage at www.billbarrettcorp.com under “Slides”. The webcast replay and presentation also will be available on the Investor Relations page accessible by clicking the “Investor Relations” link on the homepage.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Results of Operations Conference Call and Annual Meeting Presentations

The Company plans to host a teleconference and webcast at 10:00 a.m. MDT on Tuesday, May 4, 2010 to discuss its financial results for the quarter ended March 31, 2010. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com) by clicking on “2010 First Quarter Results webcast”. The Company also plans to have slides, which will be posted and available at approximately 6:00 a.m. MDT on May 4, 2010 on our homepage at www.billbarrettcorp.com under “Slides”. The webcast replay and presentation also will be available on the Investor Relations page accessible by clicking the “Investor Relations” link on the homepage.

Also, the 2010 Annual Meeting of Stockholders of Bill Barrett Corporation will be held on May 13, 2010 at 9:30 a.m. MDT. The meeting will be webcast and may be accessed live and for replay on the Company’s website at www.billbarrettcorp.com. A slide presentation that accompanies the annual meeting will be posted on the homepage of the Company’s website at www.billbarrettcorp.com.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010	BILL BARRETT CORPORATION

	By:	/s/ FRANCIS B. BARRON
Francis B. Barron
Executive Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 4, 2010.

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